UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 3, 2023
Date of Report (date of earliest event reported)
Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)
(650) 564-7820
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Capital Market LLC
Warrants	MNTSW	The Nasdaq Capital Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Chief Financial Officer
On January 3, 2023, Momentus Inc. (the “Company”) announced the appointment of Dennis Mahoney, age 69, as the Interim Chief Financial Officer and principal accounting officer of the Company, effective as of January 7, 2023.
Mr. Mahoney is the CEO of consulting firm SequoiaCFO, which he founded in 2001, and has more than 30 years of experience as a financial executive at a number of privately-held and publicly-traded businesses. Most recently he served as the Chief Financial Officer of Pivotal Systems (ASX:PVS), a provider of gas flow monitoring and control technology for semiconductor manufacturing, from June 2020 to May 2021. Prior to that, Mr. Mahoney served as the Chief Financial Officer and Director of Strategic Operations for NextFlex, a flexible hybrid electronics manufacturing company, from January 2016 through January 2020. Mr. Mahoney started his career in 1976 on the audit staff of Ernst & Young.
There are no family relationships between Mr. Mahoney and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
As Interim Chief Financial Officer, Mr. Mahoney will be compensated at a rate of $450 per hour.
Item 7.01    Regulation FD Disclosure.
The following information is provided pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.”
On January 3, 2023, the Company issued a press release regarding the management changes discussed above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.
The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 8.01     Other Events.
On January 3, 2023, the Company issued a press release announcing that it has launched its Vigoride orbital transfer vehicle to low-earth orbit on the SpaceX Transporter-6 mission. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 3, 2023, issued by Momentus Inc.
99.2	Press Release, dated January 3, 2023, issued by Momentus Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/Paul Ney
		Name:	Paul Ney
Dated:	January 3, 2023	Title:	Chief Legal Officer